WISDOMTREE TRUST

WisdomTree Emerging Markets Quality Dividend Growth Fund
 (Ticker Symbol: DGRE)
(the “Fund”)

Supplement dated May 19, 2023

to the currently effective Summary Prospectus for the Fund

The following information supplements and should be read in conjunction with the Summary Prospectus for the Fund.

Reduced Exposure to Chinese Companies

On May 10, 2023, WisdomTree Asset Management, Inc. (the “Adviser”) determined it would be in the best interest of the Fund and its shareholders to reduce the Fund’s exposure to Chinese companies and modified the parameters of the proprietary model it employs to select securities for investment by the Fund to reduce the Fund’s current and potential exposure to equity securities of Chinese companies, including H-Shares, B-Shares, N-Shares, Red-Chips, P-Chips, and S-Chips (collectively, “Chinese Securities”) and China A Shares. The extent to which the model reduces the Fund’s exposure to Chinese Securities and China A Shares will depend on the model’s proprietary measures of fundamental factors, as well as the performance of Chinese securities markets generally. Upon market close on May 17, 2023, the modified model eliminated the Fund’s 23.4% and 6.1% positions in Chinese Securities and China A Shares, respectively.

The Adviser reallocated the excess portion of the assets previously invested in Chinese Securities and China A Shares to those emerging market companies that, according to the model, possess the next highest potential for returns. The Adviser believes this change will enable the Fund and its shareholders to potentially benefit from exposure to a broader array of emerging market companies and mitigate the geographic investment risk associated with investments in Chinese companies. However, reducing the Fund’s investments in the securities of Chinese companies may also limit the Fund’s participation in any sudden or unexpected resumption of positive performance enjoyed by Chinese companies in the future, and may cause the Fund’s performance to differ from that of other emerging market funds or benchmarks that include such Chinese companies.

The extent of the Fund’s exposure to a particular emerging market company or country is expected to change with each rebalance of the Fund’s portfolio.

The changes described above will not affect the management fee or total expense ratio of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 WIS-SP-DGRE-0523